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                                                                  Exhibit 32



                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





         In connection with the quarterly report of The Jones Financial Companies, L.L.L.P. on Form 10-Q for the period ending June 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven Novik, Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /s/ John W. Bachmann
                                    ----------------------------------------
                                    Chief Executive Officer
                                    The Jones Financial Companies, L.L.L.P.
                                    August 8, 2003


                                    /s/ Steven Novik
                                    ----------------------------------------
                                    Chief Financial Officer
                                    The Jones Financial Companies, L.L.L.P.
                                    August 8, 2003


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Jones Financial Companies, L.L.L.P. and will be retained by the Jones Financial Companies, L.L.L.P. and furnished to the Securities and Exchange Commission or its staff upon request.